Exhibit 99.2

Dana Corporation Third-Quarter Conference Call October 20, 2004 (c) Dana Corporation, 2004

Forward-Looking Statements Certain statements contained in this release constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; the ability of our customers and suppliers to achieve their projected sales and production levels; competitive pressures on our sales and pricing; the continued success of our cost reduction and cash management programs and of our long-term transformation strategy for the company; the success and timing of the divestiture of our automotive aftermarket businesses; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this presentation. 3 (c) Dana Corporation. Dated October 20, 2004.

Key Topics Financial Review Operational Review Steel New Business Growth Market Update Future Outlook 5 (c) Dana Corporation. Dated October 20, 2004.

Financial Overview Q3 - 2004 Q3 - 2003 Sales $2.1 billion $1.9 billion Net Income Earnings per Share $40 million $0.27 $61 million $0.41 Net Income, excluding unusual items* $60 million $43 million Earnings Per Share, excluding unusual items* $0.40 $0.29 7 (c) Dana Corporation. Dated October 20, 2004. * NOTE: Comparable GAAP measures available at www.dana.com/investors

2003 2002 9 Excluding Unusual Items DCC As Reported Q3 Income Statement With DCC on an Equity Basis* Unusual Items Tax AAG Other (c) Dana Corporation. Dated October 20, 2004. * NOTE: Comparable GAAP measures available at www.dana.com/investors

11 Year to Date Income Statement With DCC on an Equity Basis* (c) Dana Corporation. Dated October 20, 2004. * NOTE: Comparable GAAP measures available at www.dana.com/investors Excluding Unusual Items DCC As Reported Tax AAG Other Unusual Items

13 2004 2003 Third Quarter 2004** 2003 Year-to-Date Income Statement With DCC on an Equity Basis* (c) Dana Corporation. Dated October 20, 2004. * Comparable GAAP measures available at www.dana.com/investors ** First six months re-stated to reflect adoption of FSP FAS 106-2

Cash Flow Statement With DCC on an Equity Basis * (Millions) 15 2004 2003 Third Quarter 2004** 2003 Year-to-Date (c) Dana Corporation. Dated October 20, 2004. * Comparable GAAP measures available at www.dana.com/investors ** First six months re-stated to reflect adoption of FSP FAS 106-2

17 Capital Structure With DCC on an Equity Basis* (c) Dana Corporation. Dated October 20, 2004. * NOTE: Comparable GAAP measures available at www.dana.com/investors

September 30, 2004 Debt Portfolio 19 Maturities do not reflect swap valuation adjustments 200 180 (c) Dana Corporation. Dated October 20, 2004. 2004 2005 2006 2007 2008 2009 2010 2011 2028 2029 A/R Sec'n 180 Sr Notes 150 350 250 824 165.05 268.25 Other 200.4

$400 0 175 $575 (145) $430 487 $917 $ - 180 25 $205 145 $350 5-year bank facility $400 Accts receivable program* 180 Bridge facility* 200 Committed facilities $780 DCC loan Total short-term facilities Plus: Cash Total 21 September 30, 2004 Liquidity Excluding DCC Lines Drawn Available (Millions) * Maximum size of Bridge facility is $200. In combination, draws against facilities cannot exceed $400. (c) Dana Corporation. Dated October 20, 2004.

12/01 Total Portfolio Assets - $2,200 Dana Credit Corporation (DCC) Portfolio Analysis ($ Millions) VASG 85 50 45 RESG 170 425 475 CMG 675 Value-Added Services Retained Real Estate Capital Markets 9/04 Total Portfolio Assets - $865 VASG 120 10 50 RESG 170 900 0 CMG 410 23 (c) Dana Corporation. Dated October 20, 2004.

Financial Summary 25 Q3 - 2004 YTD - 2004 Net Income, excluding unusual items $60 $200 DCC 2 20 Aftermarket (30) (13) Knorr-Bremse/Others 8 8 Net Income, including unusual items $40 $215 Tax Benefit $24 $ 24 Steel Cost $22 $ 38 (Millions) (c) Dana Corporation. Dated October 20, 2004.

Steel 27 Increased steel costs have had a profoundly negative impact on auto industry this year Lack of global capacity has driven steep price increases Like it or not, these are the conditions of the market - and we must act aggressively Negotiating leveraged purchases Participating in OEM re-sale programs Pursuing additional solutions to reduce costs (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2

$375 $412 $250 (end of Q2) Scrap Open Market Pricing (#1 Bundled) Source: Tri-Cities Index 29 (c) Dana Corporation. Dated October 20, 2004.

Heavy Vehicle Performance Sales OPAT 2004 2004 2003 2003 Chg. Chg. 31 Steel Q1 $587 $476 23% $24 $15 60% $1 Q2 601 519 16 31 19 63 3 Q3 570 488 17 26 23 13 3 Results $1,758 $1,483 19% $81 $57 42% $7 (Millions) 2004 (c) Dana Corporation. Dated October 20, 2004.

Automotive Systems Performance Sales OPAT 2004 2004 2003 2003 Chg. Chg. 33 Steel Q1 $1,757 $1,543 14% $71 $57 25% $1 Q2 1,767 1,532 15 72 66 9 7 Q3 1,583 1,432 11 46 52 (12) 13 Results $5,107 $4,507 13% $189 $175 8% $21 (Millions) 2004 (c) Dana Corporation. Dated October 20, 2004.

3rd Quarter Segment Comparison 35 Sales OPAT 2004 2004 2003 2003 Chg. Chg. (Millions) Automotive 1,583 1,432 11 46 52 (12) Heavy Vehicle 570 488 17 26 23 13 DCC 4 6 (33) Other (39) (40) 3 (35) (62) 44 Results from Cont. Operations 2,114 1,880 12 41 19 116 Discontinued Ops.* 19 24 Unusual Items (20) 18 Consolidated 2,114 1,880 12 40 61 (34) % % % % % $ $ $ $ $ $ $ $ $ $ $ $ * Q3 Sales from Discontinued Operations were $540 in 2004 vs. $530 in 2003% (c) Dana Corporation. Dated October 20, 2004.

Cost Cutting 37 Consolidation of global purchasing efforts Accelerated deployment of lean manufacturing techniques Standardization of administrative processes Pursuing value engineering to offset cost increases and meet customer pricing expectations Working Aggressively to Reduce Cost Structure (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2

Business Growth 39 Added significantly to book of new business in Q3 Heavy-truck and off-highway markets experiencing healthy growth Focused on expanding global footprint Committed to Growing Top-Line Faster (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2

Estimates based on Dana's review of the projected production schedules of our customers 41 Automotive Systems Group Heavy Vehicle Technologies & Systems Group Net $420M vs. 2003 2004 2005 2006 Pluses Minuses $2,000 $1,600 $1,200 $800 -$400 -$800 $400 -$1,200 Cumulative Net $380M vs. 2004 Net $115M vs. 2005 (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2 Net New Business ($ Millions)

43 NAFTA Heavy-Truck Overview Backlog (000) Net Orders, Sales, Inventory & Build (000) Backlog Net Orders Build Sales Inventory 2001 69963 14785 13119 13888 47703 70726 12300 12184 13042 47415 67233 11085 13633 15836 44381 65214 10947 12199 15688 40345 60894 9656 13629 16679 38557 58728 10710 12863 15684 35290 57415 9541 10800 13446 33297 53620 9043 12128 13833 31908 52796 10042 11086 12110 30938 47005 7932 13924 14543 29642 50737 14453 11439 12133 29018 52665 10988 8845 13446 24667 2002 59201 15261 10281 10474 24389 68722 20705 11815 10528 25980 83944 29139 12814 13393 25602 97028 28004 14514 14350 26706 95689 17806 17282 16960 26381 89647 10388 16952 15390 27250 76166 5973 17831 16770 28195 64701 7071 19800 17197 31089 54739 7823 18331 16709 33022 44856 9961 19120 18545 34226 42417 10729 12207 14858 31160 44537 11584 10136 13647 27980 2003 48364 15466 11840 10821 29474 51826 15702 11644 10799 31241 52219 13928 12418 11551 33014 52787 15435 14524 15594 31966 54760 17261 14957 15597 31892 56123 16872 15233 15550 32057 58055 17357 15150 16402 30924 56383 14845 15049 14166 31412 55179 15026 16161 16622 31180 52787 17437 19022 17915 33108 54419 17628 15188 15117 32827 64356 25732 15432 18525 29743 2004 81413 31752 15382 14008 30398 (c) Dana Corporation. Dated October 20, 2004.

N.A. Light-Vehicle Overview Production, U.S. Sales & Inventory (Units by Month) 2004 2002 Production/Sales 2003 45 Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Apr May June July Aug Sept Production 1684636 857651 1555057 1444783 1560803 1347387 1058883 1221541 1229925 1467589 1312441 1531361 1406145 840382 1233702 1224142 1431725 1349914 1506078 1315223 1360385 1395887 1547157 1576133 1435876 1337312 1559553 1312046 1010511 1397108 1344221 1363255 1356007 1412721 1371368 928292 1274961 1322997 1527000 1233235 1150379 1224080 1346490 1576554 1403556 1352941 1419456 826054 1401600 1391916 Inventory 3795140 3345570 3386946 3436217 3634887 3817731 3803462 3837245 3734663 3732946 3634387 3558455 3459805 3032134 3081543 3117207 2865270 2992431 2953763 3128666 3238074 3243969 3298629 3383639 3416690 3013588 3345454 3641547 3457653 3713848 3874969 3938113 3934786 3888575 3888194 3437104 3227971 3362715 3640779 3797787 3737410 3883828 4021507 4176968 4270856 4096943 4159006 3628032 3594650 3609663 Sales 1613913 1432073 1539551 1474450 1333981 1232425 1240330 1167984 1353052 1593602 1346348 1599710 1619638 1346923 1448462 1289119 1722297 1324542 1310692 1108479 1307061 1514816 1441890 1506880 1536677 1223914 1301012 1203337 1441965 1088162 1218968 1453996 1408423 1576342 1473866 1509013 1628365 1300052 1302735 1258320 1424315 1122845 1274701 1504160 1419390 1625290 1443615 1551611 1424528 1431081 Inventory (c) Dana Corporation. Dated October 20, 2004. ? ? ? Production Sales Inventory

Aftermarket Business Divestiture Transaction expected to close in November 47 (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2

2004 Revised Guidance ($ Millions, except per share data) Sales > $8,700 EPS* $1.60 - $1.65 49 * Excludes unusual items, non-GAAP measure (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2

2004 Free Cash Flow Projection Excluding DCC * Excludes proceeds from aftermarket divestiture 51 (Millions) (c) Dana Corporation. Dated October 20, 2004. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 2

Summary 3rd Quarter Disappointing Commodities Focus On.... Cost Structure Top-line Growth 53 (c) Dana Corporation. Dated October 20, 2004.

55 Questions (c) Dana Corporation, 2004

57 Capital Structure Reconciliation as of December 31, 2003 (c) Dana Corporation. Dated October 20, 2004.

59 Capital Structure Reconciliation as of September 30, 2004 (c) Dana Corporation. Dated October 20, 2004.

$ 0 115 $115 ASG $360 $250 HVTSG 60 130 TOTAL $420 $380 61 Net New Business Detail 2004 2005 2006 (Millions) (c) Dana Corporation. Dated October 20, 2004. $(80) 120 $ 40 ASG $360 $200 HVTSG 60 100 TOTAL $420 $300 Q3-2004 Q2-2004